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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      1-16337              76-0476605
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
 of incorporation or organization)         Number)          Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

        On February 1, 2005, Oil States International, Inc. (the "Company") issued a press release announcing it had completed the acquisition of Elenburg Exploration Company, Inc. Under the terms of the stock purchase agreement, the Company acquired all of the outstanding voting and common stock of Elenburg for total consideration of $22.0 million. Elenburg operates seven shallow land drilling rigs in Wyoming, Montana, Utah and Colorado. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2005

                                  OIL STATES INTERNATIONAL, INC.

                                  By:    /s/ Robert W. Hampton
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                                  Name:  Robert W. Hampton
                                  Title: Vice President - Finance and Accounting

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                                INDEX TO EXHIBITS

Exhibit
Number        Description of Document
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99.1          Press Release dated February 1, 2005